EXHIBIT 10.2

                   ASIA MAGNESIUM OWNERSHIP TRANSFER AGREEMENT


Party A: Jiang Dong (Transferor)

Party B: CAPITAL ONE RESOURCE CO., LTD (Transferee)


   1. Party A shall transfer 100% shares of Asia Magnesium Co. Ltd to Party B at zero cost;

   2. After receiving 100% shares from Party A, Party B will issue and modify company policy and related agreements as necessary.

   3. Party B shall responsible for investing Shangxi Gu Country Jinwei Magnesium Corp., Ltd. on behalf of Asia Magnesium;

   4. Party A is entitled to his rights and liabilities in accordance to his investor shares (incl. debits and other fees);

   5. Party B should take all related credit, liability and expense of Asia Magnesium's after receiving 100% shares of Asia Magnesium;

   6. This agreement has three copies, one for each parties and the third one will be delivered to Hong Kong Registration Department.

   7. Closing shall occur on July 1, 2007


Party A: Jiang Dong (Transferor)

Signature: /s/ Jiang Dong
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Party B: CAPITAL ONE RESOURCE CO., LTD (Transferee)

Signature: /s/ Xiaowen Zhuang
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Signed date:April 3, 2007